SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 21, 1997
                                                       --------------


                             COMSAT Corporation
            --------------------------------------------------
            (Exact name of Registrant as specified in Charter)


       District of Columbia             1-4929               52-0781863
     -------------------------        ------------         --------------
      (State or other juris-          (Commission          (IRS Employer
     diction of incorporation)        File Number)         Identification
                                                           Number)


     6560 Rock Spring Drive,    Bethesda, MD                    20817
     ----------------------------------------                  --------
     (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code   (301) 214-3000


                              Not applicable.
           --------------------------------------------------
      (Former name or former address, if changed since last report).

Item 5.  Other Events
---------------------

     On April 18, 1997, the Board of Directors of COMSAT Corporation (the "Corporation") adopted certain amendments to the Corporation's By-laws. The following description of the amendments does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, which are attached hereto as Exhibit 3.2 and incorporated herein by reference. The text of Exhibit 3.2 is marked to reflect the additions and deletions effected by the amendments.

     The amendments, which are effective immediately, require that shareholders provide advance notice of director nominations or proposals which they would like to have brought before an annual meeting of shareholders. Per the amendments, a shareholder generally must deliver certain information concerning himself and any director nomination or shareholder proposal to the Corporation not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders (the "Anniversary Date"). In the event that the annual meeting is scheduled to be held on a date more than 30 days before or after the Anniversary Date, such information must be received by the Corporation no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

     On April 21, 1997, the Corporation issued a press release announcing, among other things, the By-law amendments. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. As stated in the press release, the Corporation's Annual Meeting of Shareholders has been scheduled for August 15, 1997.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                         Description
-----------                         -----------

      3.2                     By-laws of the Corporation, as amended
                              through April 18, 1997.

     99.1                     Press Release dated April 21, 1997.

                                SIGNATURES
                                ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COMSAT Corporation
                                   ------------------





                                   By:  /s/ Alan Korobov
                                        ------------------------
                                        Alan Korobov
                                        Controller


Date:  April 21, 1997

                               EXHIBIT INDEX
                               -------------


Exhibit No.                         Description
-----------                         -----------

      3.2                     By-laws of the Corporation, as amended
                              through April 18, 1997.

     99.1                     Press Release dated April 21, 1997.